SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 FORM 8-K/A

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

Date of Report:  June 24, 1996
(Date of earliest event reported)



                   Nomura Asset Securities Corporation
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         (Exact Name of registrant as specified in its charter)

Delaware                       33-48481               13-3672336
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(State or Other Juris-      (Commission            (I.R.S. Employer
diction of Incorporation)    File Number)         Identification Number)


Two World Financial Center, Building B, New York, New York  10281
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(Address of Principal Executive Office) (Zip Code)


Registrant's telephone number, including area code:         212-667-9300
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                  This Document contains exactly 05 Pages.
                      The Exhibit Index is on Page 05 .

ITEM 5. OTHER EVENTS

         This Current Report on Form 8-K/A relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1996-MD V issued pursuant to a Pooling and Servicing Agreement, dated as of April
1, 1996 (the "Pooling and Servicing Agreement"), by and among Nomura Asset Securities Corporation (the "Company"), as depositor, AMRESCO
Management, Inc., as servicer, LaSalle National Bank, as trustee, and ABN
AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-
48481) (the "Registration Statement").

         Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

         Pursuant to Section 3.22 of the Pooling and Servicing
Agreement, Servicer is filing this Current Report containing the June 13, 1996 monthly distribution report prepared by the Trustee pursuant to Section 4.02(a) thereof.

         Servicer has received and will file separately, based on an EDGAR hardship exemption, the monthly financial information required pursuant to the documents for the Crescent Real Estate Funding loan; Royal Palace Hotel Associates loan; Shaner Hotel Group Properties loans; First Industrial Mortgage loan; First Horizon Group, L.P. loan; TUP 130 Company, L.P. loan; Marriott Residence Inn II, L.P. loan; GB Mall, L.P. loan; and Bay Plaza Community Center, L.L.C. loan.

         This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits


                             Item 601(a) of
                             Regulation S-K
         Exhibit No.         Exhibit No.                     Description

         5.1                 99                      Monthly distribution
                                                     report pursuant to
                                                     Section 4.2 of the Pooling
                                                     and Servicing Agreement
                                                     for the distribution on
                                                     June 13, 1996.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                  AMRESCO MANAGEMENT, INC., IN
                                                  ITS CAPACITY AS SERVICER
                                                  UNDER THE POOLING AND
                                                  SERVICING AGREEMENT ON BEHALF
                                                  OF NOMURA ASSET SECURITIES
                                                  CORPORATION, REGISTRANT



                                             By: /s/  Daniel B. Kirby
                                                  Daniel B. Kirby,
                                                  Senior Vice President


                                             By: /s/  William J. Sweeney
                                                  William J. Sweeney, Jr.,
                                                  Vice President


Date: October 30, 1996

                 EXHIBIT INDEX



                           Item 601(a) of
                           Regulation S-K
         Exhibit No.       Exhibit No.                  Description

         5.1                   99                Monthly distribution report
                                                 pursuant to Section 4.2 of
                                                 the Pooling and Servicing
                                                 Agreement for the distribution
                                                 on June 13, 1996.